UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2010

CYPRESS BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34888	22-2389839
(Commission File Number)	(IRS Employer Identification No.)
4350 Executive Drive, Suite 325
San Diego, CA 92121
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (858) 452-2323

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 20, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Cypress Bioscience, Inc. (the “Company”) determined that the Company had achieved 75% of the corporate objectives described in the Company’s 2010 Executive Bonus Plan (the “Plan”), a copy of which was filed as Exhibit 10.1 to Form 8-K filed on April 12, 2010, which is incorporated herein by reference. As such, the Committee approved payments to the Company’s executive officers covered by the Plan equaling 75% of each participant’s target bonus amount, as described in the Plan. The individual amounts approved by the Committee for payment to the Company’s executive officers covered by the Plan are set forth below:

Officer	Bonus Amount
Jay D. Kranzler	$308,136
Sabrina Martucci Johnson	$84,032
R. Michael Gendreau	$62,484
Srinivas Rao	$48,737
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

10.1	2010 Executive Bonus Plan, incorporated by reference to Exhibit 10.1 to Form 8-K filed on April 12, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Bioscience, Inc.
Date: December 21, 2010	/s/ Jay D. Kranzler
Jay D. Kranzler
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2010 Executive Bonus Plan, incorporated by reference to Exhibit 10.1 to Form 8-K filed on April 12, 2010.